UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2026
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim
Review
On October 27, 2026, the Audit and Risk Committee of the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the
“Company”), after discussion with management of the Company and the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), concluded that the Company’s condensed consolidated financial statements for the fiscal quarter and year-to-date periods ended March 31, 2026 and June 30, 2026 (collectively, the “Affected Periods”) should no longer be relied upon due to the understatement of Pharma Direct revenue. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s condensed consolidated financial statements and other related financial information for the Affected Periods should no longer be relied upon.
In connection with an ongoing Audit and Risk Committee review of the Company’s revenue recognition for certain transactions related to Pharma Direct revenue, the Company determined that a portion of revenue was not recognized during each Affected Period that should have been recognized in each such period in accordance with Accounting
Standards Codification 606. This error resulted in an understatement of Pharma Direct revenue and total revenue in each
Affected Period. The Company has not identified any impact to previously issued financial statements for periods prior to fiscal year 2026.
The Company expects the principal effects on its previously reported results for the Affected Periods to be as follows:

(in thousands, except for per share amounts)	Three months ended March 31, 2026			Three months ended June 30, 2026			Six months ended June 30, 2026
	As Reported	Restatement Adjustments	As Restated	As Reported	Restatement Adjustments	As Restated	As Reported	Restatement Adjustments	As Restated
Pharma Direct revenue	$52,230	$7,500	$59,730	$61,628	$22,273	$83,901	$113,858	$29,773	$143,631
Total revenue	194,006	7,500	201,506	200,411	22,273	222,684	394,417	29,773	424,190
Operating income	14,009	5,310	19,319	23,632	14,877	38,509	37,641	20,187	57,828
Net income	1,169	3,791	4,960	8,536	11,056	19,592	9,705	14,847	24,552
Earnings per share:
Basic	$0.00	$0.01	$0.01	$0.03	$0.03	$0.06	$0.03	$0.04	$0.07
Diluted	$0.00	$0.01	$0.01	$0.02	$0.03	$0.06	$0.03	$0.04	$0.07
These amounts are preliminary and remain subject to change as the Company completes its review and the restatement process. The Company is working to complete the restatement of its condensed consolidated financial statements for the
Affected Periods by filing amended Forms 10-Q for such periods as soon as practicable.
The Company is also assessing the impact of these restatements on its internal control over financial reporting and conclusions with respect to the effectiveness of disclosure controls and procedures for the prior periods. The Company currently expects to report that one or more material weaknesses in internal control over financial reporting existed as of the end of each Affected Period.
The Audit and Risk Committee and the Company’s management have discussed the matters disclosed pursuant to this Item
4.02 with KPMG.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-
looking statements, including without limitation statements regarding the anticipated impact of the above errors on the previously reported results for the Affected Periods, the anticipated restatement of the Company’s condensed consolidated financial statements for the Affected Periods, and potential material weaknesses in internal control over financial reporting.
Such statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to the completion of the
Audit and Risk Committee’s review of the Company’s revenue recognition for certain transactions related to Pharma Direct revenue, the restatement of the Company’s financial statements and the sufficiency of the Company’s internal control over financial reporting; as well as the other important factors discussed in the section entitled “Risk Factors” of the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in its other filings with the Securities and
Exchange Commission. The forward-looking statements in this Form 8-K are based upon information available to the
Company as of the date of this Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. While the
Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	November 2, 2026	By:	/s/ Wendy Barnes
Name: Wendy Barnes Title: Chief Executive Officer & President